7. Bank Owned Life Insurance	12 Months Ended
Dec. 31, 2016
Investments, All Other Investments [Abstract]
Bank Owned Life Insurance

The Company maintains insurance on the lives of certain key directors and officers. As beneficiary, the Company receives the cash surrender value if the policy is terminated, and upon death of the insured, receives all benefits payable. The current value of the policies at December 31, 2016 and 2015 was $14,314 and $14,585, respectively.